Exhibit 10.6.3

INDIA NON JUDICIAL Government of National Capital Territory of Delhi e-Stamp

Certificate No.	:	IN-DL97646469979215L

Certificate Issued Date	:	02-Apr-2013 01:23 PM

Account Reference	:	IMPACC (IV)/ dl708403/ DELHI/ DL-DLH

Unique Doc. Reference	:	SUBIN-DLDL70840394847012499865L

Purchased by	:	MAGUS CUSTOMER DIALOG PVT LTD

Description of Document	:	Article 5 General Agreement

Property Description	:	NA

Consideration Price (Rs.)	:	0

(Zero)

First Party	:	MAGUS CUSTOMER DIALOG PVT LTD

Second Party	:	TV18 HOMESHOP NETWORK LTD

Stamp Duty Paid By	:	MAGUS CUSTOMER DIALOG PVT LTD

Stamp Duty Amount(Rs.)	:	100

(One Hundred only)

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ADDENDUM TO THE PRINCIPAL AGREEMENT

This Addendum is made on the      day of April, 2013 and the parties,

Mentioned herein:

Statuatory Alert.

1.	The authenticity of the Stamp Certificate can be verified at Authorised Collection Centers (ACCs), SHCIL Offices and Sub-registrar Offices (SROs).
2.	The Contact Details of ACCs SHCIL Offices and SROs are available on the Web site “www.shcilestamp.com”

MAGUS Customer Dialog Pvt. Ltd.,

B1/E-16 Mohan Cooperative Industrial Estate,

Mathura Road, New Delhi – 110044 – i.e. Party of the first Part,

AND

TV18 Home Shopping Network Ltd,

7th floor FC 24, Sector 16A, Film City,

Noida 201301 – i.e. Party of the other part

WHEREAS the above said parties entered into an agreement date 21-06-2008 (herein after referred to as Principal Agreement), subsequently the parties (as per clause 5.1 of the Principal Agreement) mutually agree to extend the term of the Principal Agreement.

1)	In pursuance thereof, the following clause/s’ shall be amended and read as part and parcel of the Principal Agreement Clause 5.1 shall be amended. The addition is to be read as follow:

The principal Agreement is herby renewed and period thereof extended for further period of 24 months commencing from 1st April 2013 and ending on 31.03.2015.

2)	This Addendum does not change or after any other term and conditions of the Principal Agreement, other than those stated herein above.

3)	This Addendum would be considered as part and parcel of the Principal Agreement.

4)	In the event of any conflict (to the extent of the amendments mentioned in Para 1 above) between the terms of this Addendum and that of the Principal Agreement, the terms of this Addendum shall prevail.

5)	This Addendum shall be signed by the parties and shall legally bind the parties thereof.

This Addendum is effective from 1st April 2013 of which parties have signed and acknowledged.